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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - August 5, 2002
                        (Date of Earliest Event Reported)



                              GUILFORD MILLS, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-06922

                Delaware                                   13-1995928
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        (State of Incorporation)                        (I.R.S. Employer
                                                       Identification No.)



4925 West Market Street, Greensboro, NC                       27407
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         (Address of principal                              Zip Code
           executive offices)


       Registrant's telephone number, including area code: (336) 316-4000


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Item 4.       Changes in Registrant's Certifying Accountant.

On August 5, 2002, Guilford Mills, Inc. (the "Company") terminated the engagement of its independent certified public accountants, Arthur Andersen LLP ("Andersen"), and engaged the services of Grant Thornton LLP ("Grant Thornton") as its new independent auditors for 2002, effective immediately. The decision to terminate Andersen and retain Grant Thornton was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

None of the audit reports of Andersen on the Company's consolidated financial statements as of and for the fiscal years ended October 1, 2000 and September 30, 2001 contained an adverse opinion or a disclaimer of opinion nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

During each fiscal year ended October 1, 2000 and September 30, 2001, and the subsequent interim period through August 5, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

None of the "reportable events" described under Item 304(a)(1)(v) of Regulation S-K occurred within each year ended October 1, 2000 and September 30, 2001, or within the interim period through August 5, 2002.

The Company has requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Andersen agrees with the above statements. The Company has been informed that, in light of recent developments at Andersen, Andersen has ceased providing letters required by Item 304(a)(3) of Regulation S-K. Accordingly, as permitted by Item 304T of Regulation S-K (Release No. 33-8070), the Company has therefore not included such a letter as an exhibit to this Current Report on Form 8-K.

During each of the fiscal years ended October 1, 2000 and September 30, 2001, and the subsequent interim period through August 5, 2002, the Company did not consult with Grant Thornton regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.


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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            GUILFORD MILLS, INC.



                            By:   /s/ David H. Taylor
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                                  David H. Taylor
                                  Interim Chief Financial Officer





Dated:  August 6, 2002
















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